THE OBERWEIS FUNDS
OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

SUPPLEMENT DATED OCTOBER 3, 2023
TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION DATED MAY 1, 2023, AS SUPPLEMENTED

On October 2, 2023, the Board of Trustees of The Oberweis Funds (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) by the Trust on behalf of the Oberweis International Opportunities Fund (the “Acquiring Fund”) and the Oberweis International Opportunities Institutional Fund (the “Fund”).

The Plan provides for the transfer of all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for Institutional Class shares of the Acquiring Fund. The Acquiring Fund shares received by the Fund would then be distributed to its shareholders as part of the Fund’s liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the “Merger.”)

The Merger can be consummated only if, among other things, it is approved by shareholders of the Fund. A Special Meeting (the “Meeting”) of the shareholders of the Fund will be held on December 21, 2023 and shareholders will be given the opportunity to vote on the Plan at that time. In connection with the Meeting, the Fund will deliver to shareholders a Proxy Statement/Prospectus describing in detail the Merger and the Board’s considerations in recommending that shareholders approve the Merger.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Merger is expected to become effective on or about December 22, 2023.

In anticipation of the Merger, the Fund is closed to purchases as of the close of business on December 20, 2023. Shareholders of the Fund may continue to redeem their shares until the date of the Merger and any shares redeemed will not be subject to a redemption fee.

This supplement is not a solicitation of any proxy.

October 3, 2023

THE OBERWEIS FUNDS
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
1-800-245-7311